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                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2003

IMH ASSETS CORP. (as depositor under a Series 2003-6 Indenture dated as of May 29, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2003-6)

                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

        CALIFORNIA                333-103591-03                   33-0705301
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)


1401 Dove Street
Newport Beach, California                                           92660
-------------------------                                           -----
(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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


Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     3.1                     Amended and Restated Trust
                                             Agreement, dated as of May 29,
                                             2003, among IMH Assets Corp., as
                                             Depositor, Wilmington Trust
                                             Company, as Owner Trustee and
                                             Deutsche Bank National Trust
                                             Company, as Certificate Registrar
                                             and Certificate Paying Agent,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2003-6.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     4.1                     Indenture dated as of May 29, 2003,
                                             between Impac CMB Trust Series
                                             2003-6 as Issuer and Deutsche Bank
                                             National Trust Company, as
                                             Indenture Trustee, Collateralized
                                             Asset-Backed Bonds, Series 2003-6.
                                             (In accordance with Rule 202 of
                                             Regulation S-T, Exhibit B to the
                                             Indenture, the mortgage loan
                                             schedule, is being filed in paper
                                             pursuant to a continuing hardship
                                             exemption.)

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     99.1                    Servicing Agreement, dated as of
                                             May 29, 2003, between Impac Funding
                                             Corporation, as Master Servicer,
                                             Impac CMB Trust Series 2003-6, as
                                             Issuer and Deutsche Bank National
                                             Trust Company, as Indenture
                                             Trustee, Collateralized
                                             Asset-Backed Bonds, Series 2003-6.
                                             (In accordance with Rule 202 of
                                             Regulation S-T, Exhibit A to the
                                             Servicing Agreement, the mortgage
                                             loan schedule, is being filed in
                                             paper pursuant to a continuing
                                             hardship exemption.)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IMH ASSETS CORP.

                                             By:     /s/ Richard J. Johnson
                                                     -----------------------
                                             Name:   Richard J. Johnson
                                             Title:  Chief Financial Officer

Dated: June [  ], 2003

                                  EXHIBIT INDEX


                     Item 601(a) of                                              Sequentially
Exhibit              Regulation S-K                                              Numbered
Number               Exhibit No.                 Description                     Page
------               -----------                 -----------                     ----
3.1                  Amended and Restated Trust Agreement, dated as of May 29, 2003, among IMH Assets
                     Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank
                     National Trust Company, as Certificate Registrar and Certificate Paying Agent,
                     Collateralized Asset-Backed Bonds, Series 2003-6.

4.1                  Indenture dated as of May 29, 2003, between Impac CMB Trust Series 2003-6, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized
                     Asset-Backed Bonds, Series 2003-6. (In accordance with Rule 202 of Regulation S-T,
                     Exhibit B to the Indenture, the mortgage loan schedule, is being filed in paper pursuant to a continuing hardship exemption.)

99.1                 Servicing Agreement, dated as of May 29, 2003, between Impac Funding Corporation, as
                     Master Servicer, Impac CMB Trust Series 2003-6, as Issuer and Deutsche Bank National
                     Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series
                     2003-6. (In accordance with Rule 202 of Regulation S-T, Exhibit A to the Servicing
                     Agreement, the mortgage loan schedule, is being filed in paper pursuant to a continuing hardship exemption.)